Transactions with Parties-in-Interest	12 Months Ended
Dec. 31, 2025
EBP 201
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Transactions with Parties-in-Interest	Transactions with Parties-in-Interest
The Plan’s investments represent funds invested in or administered by the Trustee, and therefore, these transactions represent exempt party-in-interest transactions. Additionally, certain expenses of the Plan are paid to service providers who may be considered parties-in-interest as defined by ERISA.
Certain trustee, accounting, and administrative expenses relating to the maintenance of participant records and the Plan’s administration are absorbed by the Company and may qualify as party-in-interest transactions under ERISA. The Company is the plan sponsor, and therefore, transactions with the Company may qualify as exempt party-in-interest. Certain administrative functions are performed by officers or employees of the Company. No such officer or employee receives compensation from the Plan. Notes receivable from participants also qualify as exempt party-in-interest transactions.
The Plan also invests in Company stock. At December 31, 2025 and 2024, the Plan held an aggregate of 65,748 and 75,065 shares of the Company's common stock valued at $1,771,926 and $2,019,266, respectively. During 2025, the Plan purchased 3,254 shares of the Company's common stock at an aggregate cost of $78,608. The Plan recorded an investment loss on the Company’s common stock of $10,849 in 2025. In 2025, the Plan sold 12,571 shares of the Company’s common stock for proceeds of $315,099.